UNITED STATES OF AMERICA
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported) January 27, 2001
                              (December 26, 2000)

                           COMTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



      New Mexico                    0-12116                75-2456757
      ----------                    -------                ----------
    (State or other               (Commission             (IRS Employer
     Jurisdiction                 File Number)          Identification No.)
   Of Incorporation)

   9350 East Arapahoe Road, Suite 340, Englewood, Co.              80112
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (303) 662-8069



                        This Document consists of 6 pages

Item 5:  Other Items

Designation of Class D Preferred Shares.

On December 26, 2000, pursuant to a resolution of the Board of Directors adopted by unanimous consent in lieu of a meeting, a series of Preferred Stock entitled "Series D Preferred Stock" was approved by the Board of Directors on behalf of the Company. Pursuant to authority granted under the Company's Articles of Incorporation, as amended, the Board of Directors approved the designation of a series of Preferred Stock of the Company to be known as "Series D Preferred Stock." The number of shares constituting the Series D Preferred Stock shall be 6,000,000, which may be issued in such amounts as shall be determined by the Board of Directors in accordance with the provisions of the Certificate of Designation attached hereto as Exhibit 1. The series shall be designated Series D Preferred Stock with a par value of .001 per share and an issue price of $.001 per share. Holders of the Series D Preferred Stock shall be entitled to dividends of twelve percent per annum on the issue price of the certificate from the date of issue, which dividends shall accrue until declared payable by the Board of Directors and paid by the Company. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock, but only after authorized distribution or payment to the holders of the Series A Convertible Preferred Stock in accordance with the provisions of the Series A Convertible Preferred Stock Designation, to be paid .001 per share of Series D Preferred Stock plus any accrued but unpaid dividends hereon.

Issuance of common stock in private transaction.

On January 23, 2001, the Company's Board of Directors voted to issue a total of 1,111,111 shares of its .001 par value common stock to James J. Krejci, the Corporation's President. The shares were issued in consideration of services provided to the Company by Mr. Krejci. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company. The shares were issued in a private transaction, exempt from registration. The shares are issued subject to an S-8 registration requirement.

The following table sets forth the issuance of shares pursuant to private transaction exemptions from registration as described above.

Issue of .001 par value common stock in exchange for services:

  DATE                        PER SHARE    NUMBER OF  CASH PAID TO OTHER NONCASH
  SOLD    SHAREHOLDER NAME   OFFER PRICE    SHARES      COMPANY    CONSIDERATION
  ----    ----------------   -----------    ------      -------    -------------
01/23/01  James J. Krejci      $0.045      1,111,111      $0          services

Issuance of Series D Preferred Stock.

On December 26, 2000, the Company's board of directors voted to issue a total of 6,000,000 shares of its .001 par value Series D preferred stock to James J. Krejci, the Corporation's President. The shares were issued in consideration of services provided to the Company by Mr. Krejci. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company. The shares were issued in a private transaction, exempt from registration. There were no previous shares of Series D preferred stock issued or outstanding and there is no public market for the Series D preferred stock. The Series D preferred stock is not convertible to common stock.

The following table sets forth the issuance of shares pursuant to private transaction exemption from registration as described above.

Issue of .001 par value Series D preferred stock in consideration of services to the Company.

  DATE                       PER SHARE     NUMBER    CASH PAID TO  OTHER NONCASH
  SOLD    SHAREHOLDER NAME  OFFER PRICE   OF SHARES    COMPANY     CONSIDERATION
  ----    ----------------  -----------   ---------    -------     -------------
12/26/00  James J. Krejci     $0.001      6,000,000      $0          services

Item 7.  Exhibits

Exhibit 4.3 Certificate of Designation Series D Preferred Stock of ComTec International, Inc.



                                   SIGNATURES

                                        ComTec International, Inc.
                                        (Registrant)

Date:   January 29, 2001
                                        s/s Gordon Dihle
                                        ----------------------------------------
                                        Gordon Dihle - Authorized Officer, CFO
                                        and Secretary.

Exhibit 4.3 Form 8K
                           Certificate of Designation
                            Series D Preferred Stock
                                       of
                           ComTec International, Inc.

ComTec International, Inc. (the Company), a corporation organized and existing under the Business Corporation Act of the State of New Mexico, ("Act"), pursuant to Section 53-11-16, of the Act, HEREBY CERTIFIES:

         FIRST: That, pursuant to the following resolution of the Board of Directors adopted by unanimous consent in lieu of a meeting, a series of Preferred Stock was approved by the Board of Directors on behalf of the Company and the relative rights and preferences of such series of Preferred Stock was fixed and established as follows:

         RESOLVED, Pursuant to authority granted under the Company's Articles of Incorporation, as amended, the Board of Directors hereby approves the designation of a series of Preferred Stock of the Company to be known as "Series D Preferred Stock", and further,

         RESOLVED, the Board of Directors hereby ratifies and approves the following rights, preferences and limitations of the Series D Preferred Stock:

SERIES D PREFERRED STOCK

1. The number of shares constituting the Series D Preferred Stock shall be 6,000,000, which may be issued in such amounts as shall be determined by the Board of Directors in accordance with the provisions of this Certificate.

2. The series shall be designated Series D Preferred Stock with a par value of .001 per share and an issue price of $.001 per share.

3. Holders of the Series D Preferred Stock shall be entitled to dividends of twelve percent per annum on the issue price of the certificate from the date of issue, which dividends shall accrue until declared payable by the Board of Directors and paid by the Company.

4. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock, but only after authorized distribution or payment to the holders of the Series A Convertible Preferred Stock in accordance with the provisions of the Series A Convertible Preferred Stock Designation, to be paid .001 per share of Series D Preferred Stock plus any accrued but unpaid dividends hereon. If upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the amounts payable with respect to the Series D Preferred Stock are not paid in full, the holders will share ratably in such distribution of assets in proportion to the full respective preferential rights to which they are entitled. After payment of the full amount of liquidating distribution to which they are entitled, the holders of the Series D Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. After making of full payment of liquidation preferences to the holders of the Series A Convertible Stock and the Series D Preferred Stock, the remaining assets of the Corporation shall be distributed ratably to any other Preferred Stock having liquidation preferences in accordance with their priorities and then ratably among the holders of the Common Stock and any other series of Preferred Stock without liquidation preferences.

5. The Series D Preferred Stock may not be transferred without prior compliance with or exemption from registration requirements of the Securities Act of 1933 and restrictive legends to such effect may be placed upon and stop transfer orders issued with respect to the stock certificates representing such shares.

6. At any time during which Series D Preferred Stock shall be outstanding and all accrued dividends on such Series D Preferred Stock are paid, the Corporation shall be entitled to redeem the stock upon 30 days advance written notice to the then holder of the Series D Preferred Stock. Upon the redemption date which shall not be less than 30 days after such notice ("Redemption Date"), the Company shall have the right to redeem the Series D Preferred Stock for an amount equal to the number of Series D Preferred Shares outstanding multiplied by the redemption price of $.15 per share. Prior to the notice of Redemption, the Corporation shall have established an escrow account with an independent escrow agent and deposited into said escrow account an amount equal to the number of Series D Preferred Shares outstanding multiplied by the redemption price of $.15 per share. Such notice of redemption will include documentation of the redemption escrow account and shall require the holder of the Series D Preferred Shares to surrender for redemption and cancellation upon the Redemption Date, a certificate representing the Series D Preferred Stock. Notwithstanding the fact that the certificate may not be surrendered for redemption and cancellation, upon the Redemption Date the Series D Preferred Shares shall be deemed to be expired and all rights of the holder shall cease and terminate, other than the right to receive the redemption price of $.15 for each share of Series D Preferred Stock, without interest, provided however, that the right to receive the redemption price shall itself expire three years from the Redemption Date.

7. Except as otherwise permitted by the applicable provisions of the Act, holders of the Series D Preferred Stock shall not be entitled to vote in regular elections of the Corporation for members of the board of directors so long as a sufficient number of common shares are present in person or by proxy for the election of the board of directors as required by the bylaws of the Corporation or the applicable laws of any state in which the Corporation is domiciled. If at any time, the Corporation shall place or be required to place for shareholder vote a proposal to liquidate or dissolve the corporation; to amend its articles of incorporation; to change the capital structure of the corporation or other corporate reorganization; to acquire a subsidiary, business or assets in exchange for shares of the Company's equity or debt instruments issued by the Company; to merge with or consolidate into another corporation; to tender, transfer or otherwise dispose of all or substantially all of its property, assets, shares of stock or other securities, property or business; any special meeting of shareholders; or any other action by the corporation which requires a vote of its common stock shareholders other than for regular elections for members of the board of directors, the holders of the Series D Preferred Stock shall be entitled to vote in such shareholder election with the common shareholders. In such shareholder elections, each share of Series D Preferred Stock voted in the election shall be equal to one hundred fifty common shares for purposes of such election results. If at any time, the Corporation's management or its board of directors shall pass a resolution or enter into a contract to liquidate or dissolve the corporation; to change the capital structure of the corporation or other corporate reorganization; to acquire a subsidiary, business or assets in exchange for shares of the Company's equity or debt instruments issued by the Company; to merge with or consolidate into another corporation; to tender, transfer or otherwise dispose of in excess of twenty five percent of its total property, assets, shares of stock or other securities, property or business, the holders of a minimum of 50% of the Series D Preferred Stock shall within 30 days of direct notice of the event made to Series D Preferred Stockholders, have the option to require that the resolution made or action taken by the Corporation's management be placed for a vote of the shareholders. If in a regular election of the Corporation for members of the board of directors a sufficient number of common shares are not present in person or by proxy for the election of the board of directors as required by the bylaws of the Corporation or the applicable laws of any state in which the Corporation is domiciled, the holders of the Series D Preferred Stock shall be entitled to vote in such shareholder election with the common shareholders and establish a legal quorum. In such director elections, each share of Series D Preferred Stock voted in the election shall be equal to one hundred fifty common shares for purposes of such required quorum and election results.

8. On receiving the consent of the holders of a least a majority of the Series D Preferred Shares then outstanding, the Corporation may amend or modify any of the foregoing rights, privileges and preferences with respect to the Series D Preferred Shares.

IN WITNESS WHEREOF, said ComTec International, Inc., has caused this certificate to be signed by James J. Krejci, its President, and Attested by Gordon Dihle, its Secretary, this 26th Day of December, 2000.


                                      ComTec International, Inc.

                                      By:  s/s James J. Krejci
                                         ---------------------------------------
                                      James J. Krejci, President

                                      Attest:
                                      By: s/s  Gordon Dihle
                                         ---------------------------------------
                                      Gordon Dihle, Secretary

         We hereby verify that we have signed this instrument on behalf of ComTec International, Inc. and that to the best of our knowledge and belief, the foregoing is true and correct as of the date set forth above.

                                      By:  s/s  James J. Krejci
                                         ---------------------------------------
                                      James J. Krejci, President

                                      Attest:

                                      By:  s/s  Gordon Dihle
                                         ---------------------------------------
                                      Gordon Dihle, Secretary


State of Colorado          )
                           )  ss
County of Arapahoe         )


         On this 26th day of December 2000, before me, a notary public, appeared James J. Krejci, known personally to me to be the President of ComTec International, Inc. and that he, as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained.

                                         s/s Notary
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

State of Colorado          )
                           )  ss
County of Arapahoe         )


         On this 26th day of December 2000, before me, a notary public, appeared Gordon Dihle, known personally to me to be the Secretary of ComTec International, Inc. and that he, as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained.

                                        s/s Notary
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: